Third Quarter 2021 Results Presentation October 19, 2021 Exhibit 99.2

Disclaimers Special Note Concerning Forward-Looking Statements  This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature.  These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Factors that could cause actual results to differ materially from Equity’s expectations include COVID-19 related impacts; competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, such as COVID-19, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. NON-GAAP FINANCIAL MEASURES  This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.  Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation.  Numbers in the presentation may not sum due to rounding.

EQBK’s Value Proposition 2

      Proforma Franchise Overview 3 Current Security Bank Location Current ASBI Location Equity Bank Location

Executive Leadership

Brad Elliott

Chairman & CEO

Years at Equity: 19 | Years in Banking: 32



- Founded Equity Bank in 2002
- 2018 EY Entrepreneur of the Year National Finalist
- 2014 Most Influential CEO, *Wichita Business Journal*
- Served as Regional President of Sunflower Bank prior to forming Equity Bank
- Served as Director of Sales and Marketing for Koch Industries

Greg Kossover

Chief Operating Officer

Years at Equity: 8 | Years in Banking: 21



- Became COO in April 2020
- Served as CFO from 2013 to 2020
- EQBK Board of Directors, 2011-current
- Served as president of Physicians Development Group
- Served as CEO of Value Place, LLC, growing the franchise to more than 150 locations in 25 states

Eric Newell

Chief Financial Officer

Years at Equity 1 | Years in Banking: 19



- Joined Equity Bank in April 2020
- Served as CFO at United Bank in Hartford, CT ($7.3B assets)
- Served as CFO and head of Treasury at Rockville Bank, Glastonbury, Conn.
- Served as Analyst for AllianceBernstein and Fitch
- Began career as examiner with FDIC

Craig Anderson

President

Years at Equity: 3 | Years in Banking: 39



- Became President in April 2020
- Served as COO from 2018 to 2020
- Joined Equity Bank in March 2018
- Served as President of UMBF Commercial Banking
- More than 38 years of banking experience, concentrated in commercial lending roles

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     Diverse Market Segments 5 Source: S&P Market Intelligence. Equity Bancshares, Inc. operating market reported above includes all bank locations and counties in which Pro Forma Equity Bank with ASB&T operates for 2021 and 2020 data. Diverse market segments with economies based on transportation, manufacturing and healthcare Top employers in the region operate in a diverse array of industries including telecommunications, professional services, aircraft manufacturing, OEM manufacturing and transportation. Equity Bancshares ranks in the Top 10 for market share in 31 of the 36 counties served and ranks in the Top 5 in 24 of those counties.

Continue Building Value via Strategic Execution

Phase I	Phase II	Phase III	Phase IV
Start-Up *2003 - 2007*	*Growth* *2008 - 2011*	*Leverage Infrastructure Profitably* *2012 - 2016*	*Platform for Best in Class* *2017-present*
2003-2004 Acquisition of National Bank of Andover Rebrand as Equity Bank	**2008** Ellis State Bank acquisition (Ellis/Hays) Branch opened in Lee's Summit, MO	**2012** First Community Bancshares (FCB) merger $20.4M Capital Raise	**2017** Closed Prairie State, Patriot Bank, and Eastman Bank mergers
2005 Purchase of 2 Wichita branches from Hillcrest Bancshares	**2009** $8.8MM of TARP issued Opened 2 branches in Overland Park, KS	**2013** Integrate FCB and double earnings CFO and CRO roles filled Implement repositioning initiatives	**2018** Hired President: Craig Anderson Closed Kansas Bank Corporation, Adams Dairy Bank, and City Bank and Trust mergers.
2006 Charter of FNB of Sarcoxie, MO acquisition Acquisition of Mortgage Centre, LLC Opened 2 branches in MO	**2010** $20.0M Capital Raise to fund growth	**2014** Repurchased 1.3mm shares Refinanced TARP with Loan Close/Sell 3 branches and opened branch at Waterfront	**2019** Launched ETWM Implemented Q2 digital banking platform Closed acquisition of three branches in Guymon and Cordell, Oklahoma from Mid-First Bank (February)
2007 Signature Bank KC acquisition	**2011** Repaid TARP with SBLF Purchase of 4 branches from Citizens Bancshares (Topeka)	**2015** First Independence (FFSL) merger IPO	**2020** Hire of Eric Newell as CFO Consolidated three branches Closed Almena State Bank FDIC assisted transaction Completed $75MM subordinated debt issuance, bolstering capital in uncertain times while not diluting current shareholders
		2016 Community First (CFBI) merger Completed $35.4M private placement capital raise (PIPE)	**2021** Announced merger with American State Bancshares (closed and converted in Q4) Announced purchase of three bank locations from Security Bank in St. Joseph, MO.

Total Assets $287MM (1) → $610MM (2) → $2.2B (3) → $4.3B (4)

Note: Gray shading indicates capital activity.
(1) Data as of 12/31/2007.
(2) Data as of 12/31/2011.
(3) Data as of 12/31/2016.
(4) As reported for the quarter ended 9/30/2021.

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7      Proven Track Record of Executing on M&A  Since July 2015, EQBK has closed and integrated 10 bank acquisitions Pricing Multiples Transaction Impact (1) The American State Bancshares, Inc. merger was closed and converted on 10/1

8       Uniquely Positioned for Growth There are over 1000 bank offices with deposits less than $750MM in our operating market.

9 Equity Bank Today Percentages are reflective of 2021 year-to-date growth Checking Accounts 87,478 Online Banking Users 73,604 Bill Pay Subscribers 21,335 $193M +24% NIB Deposits 14,703 +14% Business Checking 58% +14% Online Banking Adoption 13,187 +16% Mobile Deposit Active Users

Diversified Loan Portfolio(1, 2) 10 Year-to-Date Loan Yield(3) 4.52% 5.43% 5.74% 5.73% For financial statement reporting, management considers other factors in addition to purpose when assessing risk and identifying reporting classes. As such, the above is not intended to reconcile to the Company’s loan disclosures within the applicable financial statement. Composition excludes the impact of PPP loans as of each applicable date. For the Year-to-Date periods ended December 31, 2020 and September 30, 2021, yield has been adjusted to exclude PPP loans, including these loans yield would be 5.00% and 4.93%, respectively. 5.19%

Credit Quality & Capital Ratios 11 Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. (1) Capital Ratios Total Reserve Ratio Classified Assets

Asset Quality – Quarter-over-Quarter 12 Nonperforming Assets Net Charge-Offs (NCO)/ Average Loans Nonaccrual Detail Includes loans 90+ days past due and other repossessed assets which are not highlighted in the table. Excludes Bank owned branch assets, totaling $1.0M, classified as Other Real Estate Owned within the Statements of Condition. (1,2) Net charge-offs were $126 thousand for the quarter, or 2 bps of average loan assets annualized.   Reserve ratio, exclusive of PPP assets, is 2.04% remaining well positioned for any losses which materialize from the COVID pandemic and associated response. During the period, management moved $9.7 million in nonaccrual assets associated with our FDIC assisted transaction during 2020 back to accruing status. During the period, management downgraded one significant credit relationship and placed it on nonaccrual.  The credit is tied to aerospace and has experienced challenges related to both the 737 Max and COVID.  (2)

        CECL Results 13 The company adopted ASC 326, Financials Instruments – Credit Losses ( “CECL”), on January 1, 2021. Dollars in thousands Impact of CECL adoption(1) and Subsequent Intra-Quarter Movement

      Bank Liquidity & Dividend Capacity 14 Dividend Capacity from the Bank Liquidity Analysis Amortized Cost Carrying Value Unrealized Gain / (Loss) Description Portfolio Characteristics

      Tangible Book Value Growth 15 Tangible Book Value per Share(1) and Tangible Common Equity (1) TBV CAGR 2017 – Q3 2021: 10.3% Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

      Tangible Book Value 16 Tangible Book Value per Share(1) Intra-Quarter movement Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Fully integrated digital banking platform with an adoption rate of 58.3% among core banking customers Continued emphasis on development of relationships to drive growth in non-interest bearing deposits. Year-to-date growth of more than $190 million. 17         Strong Core Deposit Franchise For the quarter ended September 30, 2021. Includes interest and non-interest bearing deposits. Core deposits excludes time deposits > $100K. Dollars in thousands. Cost of Deposits: 0.20%(1) Deposit Composition Core Deposits / Total Deposits (2) Total Deposits & Loan to Deposit Ratio

18         Core Deposit Growth Includes the impact of non-interest bearing deposits Dollars in millions Cost of Deposits(1) 0.20% 0.96% 1.30% 0.91% 0.52%

      Robust Growth 19 Gross Loans ($Millions) Total Deposits ($Millions) Tangible Book Value per Share(1) Pre-Tax, Pre-Provision Net Revenue ($Thousands)(2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Excludes merger expenses and gain on acquisition in all applicable periods, as well as the impact of the goodwill impairment charge taken during the third quarter 2020 of ($104.8M).

        Net Interest Income & Net Interest Margin 20 ($) Thousands (1) (1) (1) Excludes the impact of PPP loans. Including these balances in the third, fourth quarter 2020, and first, second, and third quarter 2021 results would be 3.47%, 3.88%, and 3.31%, 3.50%, and 3.86% respectively, while YTD 2020 and 2021 results would be 3.63% and 3.56%, respectively. Annual Results

        Interest Income & Net Interest Margin 21 Government Programs PPP fee income increased due to forgiveness received by borrowers during the quarter. However, due to current year originations, roughly $3 million in deferred fee balances remain on the books at quarter end. Increasing average balances as a % of AEA drives down yield %. Non-Interest Bearing Deposits Non-interest bearing deposits are up more than $190M as of 9/30 from 12/31/20. Continued emphasis on growing these relationships provides liquidity and investable dollars without associated costs. Roll on Rates The current interest rate environment is driving yields on assets down. As the Bank continues to see paydowns on debt and investment assets, NII and NIM will be challenged. Rate Protection Proactive effort to book variable rate assets subject to floor levels. Investment Portfolio Bond portfolio designed to be short and positioned to take advantage of rate rise opportunities. Deployment of Excess Cash With stimulus programs and continued effort to drive deposits, excess cash balances will be re-deployed in earning assets which we believe will drive up net interest income while driving down net interest margin. Adjusted Third Quarter NIM Net Interest Income Period over Period

        Income Performance Metrics 22 Non-GAAP financial measure. Refer to the non-GAAP reconciliation at the end of this presentation. Return on Tangible Common Equity(1) Efficiency Ratio(1) 1H 2021 shows positive results, partially impacted by provision for credit losses benefit. 2H 2021 continued positive results despite merger expenses. Commentary 1H 2021, growing non-interest income lines, including credit card, debit card, and TWM as well as PPP fee income recognition provided benefit. 2H 2021, growing non-interest income lines continue to provide benefit.

23 2021 Third Quarter Highlights Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Year-over-Year is a comparison to comparable quarter end in previous year. Quarter-over-Quarter is comparison to previous quarter. Diluted EPS $0.80 Revenue $46.4M ROAE 11.05% $39M Net Interest Income + 7% Annualized Non-PPP Loan Growth $7.8M Total Non-Interest Income +$290K +81% Trust and Wealth Management Revenue Year over Year(2) 0.20% Cost of Deposits

Third Quarter Highlights - Continued 24 Favorable (unfavorable) comparison to previous period. Year-over-Year is a comparison to comparable quarter end in previous year. Quarter-over-Quarter is a comparison to prior quarter end. Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation for additional detail. Excludes goodwill impairment, merger expenses and gain on acquisition. Adjusted to exclude the impact of PPP loans. Excludes gain / (loss) on sale of securities.

25 Adjusted Operating Performance Trends – Quarter-over-Quarter(1) Adjusted Diluted Earnings Per Share (2) Efficiency Ratio(1) & Non-Interest Expense / Average Assets(2) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Does not include merger expense or gain on acquisition in any period presented, as applicable. The third quarter 2020 does not include loss on impairment of goodwill. See the non-GAAP reconciliation at the end of the presentation for additional detail on these balances. Adjusted Net Income(2) Pre-Tax, Pre-Provision Net Revenue(2)

Outlook on Key Business Drivers

Key Driver	Q3'21 Outlook	Q3'21 Results	Q4'21 Outlook	FY'22 Outlook(4)
Average Deposits	$3,400-3,700M	$3,686M	$4,100-4,300M	1-2% growth
Average Loans(1)	$2,400-$2,600M	$2,569M	$3,000-$3,200M	3-8% growth
Average Earning Assets(1)	$3,500-$3,700M	$3,826M	$4,400-$4,500M	2-5% growth
Net Interest Margin(1,5)	2.90-3.10%	3.19%	2.90-3.10%	Maintain
Non-Interest Income(2)	$6.5-7.5M	$7.5M	$7.5-9.0M	10-20% growth
Non-Interest Expense (3)	$24-26M	$26.3M	$28-$30M	1-3% increase
Tangible Book Value	$370-380M	$372M	$410-430M	5-10% growth
Annual Effective Tax Rate	23-25%	22%	22-24%	22-24%

Considerations & Expectations

- Continued uncertainty of the lasting impact of COVID-19 from 2020 as well as severity of impact in 2021 bring challenges for precision of outlook.
- Focus on continued balance sheet strength and security while continuing to pursue growth.

NOTE: Figures presented in this outlook represent forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Please see Special Note Concerning Forward-Looking Statements.

(1) Excluding the impact of PPP loans.
(2) Excluding Net Gain on Securities Transactions of $385K
(3) Excluding Merger Expenses of $4M and Loss on Debt Extinguishment of $372K
(4) FY'22 figures represent change to annualized 2021 Q4
(5) Including $1.35M impact of interest income recognized from previously non-accrual loans

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27 Focus Variables for Outlook & Forecast Business activity creates opportunity for lending and deposit growth. Pandemic response and resolution will be significant driver. Directly related to credit quality as well as trust in our business. Stimulus efforts and associated effect may have significant impact. Impacts rates on our product offerings and applies pressure to earnings. Must be able to manage cost and profit yields effectively. Providing customers with rates and services that are competitive with our peers. Irrational operators may have short term impact on opportunities. Growth strategy must be flexible to the other variables that affect our investment options. U.S. politics affect banking regulations, international relationships, tax policies and more. Economic Environment Customer Needs Cost of Funding Competitive Market Investment Opportunities Political Environment Our outlook requires clarity around certain variables, including:

28 Government Facilitated Lending Programs Equity was an active participant in the first round of PPP. Funding more than $375M in loans to protect jobs and businesses within our footprint. The management team has worked expeditiously to obtain forgiveness on behalf of our borrowers. Through the end of the third quarter, 99.5% of these loans have completed the forgiveness process. Equity was also an active participant in round 2 of the program, funding 4,311 loans totaling $278M in paycheck protection for our customers and communities. Through the end of the third quarter, 90.1% of these loans have completed the forgiveness process. Commentary Dollars in thousands

Appendix 29

Selected Income Statement Data 30

Selected Balance Sheet Data 31 Demonstrating balance sheet strength Includes interest-bearing deposits in other banks. Includes Federal Reserve Bank and Federal Home Loan Bank stock. Includes loans held-for-sale.

Capitalization 32 (1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. Maintaining a strong regulatory capital position

The subsequent tables present non-GAAP reconciliations of the following calculations: Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio Tangible Book Value per Common Share Return on Average Tangible Common Equity (ROATCE) Efficiency Ratio 33

TCE to TA and Tangible Book Value per Share 34

ROATCE and Efficiency Ratio 35

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